UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2021

Accolade, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39348	01-0969591
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Third Avenue, Suite 1700 Seattle, WA		98101
(Address of Principal Executive Offices)		(Zip Code)

(206) 926-8100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ACCD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On April 22, 2021, Accolade, Inc., a Delaware corporation (“Accolade”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Accolade, Panda Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Accolade (“Merger Sub”), PlushCare, Inc., a Delaware corporation (“PlushCare”), and Fortis Advisors LLC, a Delaware limited liability company, solely as stockholder representative, pursuant to which Merger Sub will merge with and into PlushCare, with PlushCare continuing as the surviving company and as a wholly owned subsidiary of Parent (the “Merger”). PlushCare offers virtual appointments with a network of physicians.

Subject to the terms and conditions of the Merger Agreement, Accolade has agreed to acquire PlushCare for a purchase price of up to $450 million, which will consist of $40 million in cash, subject to customary adjustments for working capital, transaction expenses, cash and indebtedness, $340 million of Accolade common stock payable at closing, and up to $70 million of additional value payable based upon the achievement of defined revenue milestones following the closing. Any former interest holders of PlushCare that are not accredited investors will receive cash in lieu of any shares of Accolade common stock that would have otherwise been issuable to such holder.

The Merger Agreement contains customary representations, warranties, covenants and agreements of PlushCare and Accolade. The closing of the transactions contemplated by the Merger Agreement is anticipated to occur by early June 2021 and is subject to customary closing conditions, including, without limitation, the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. In addition, following the closing of the transactions contemplated by the Merger Agreement, Accolade has agreed to register for resale the shares of Accolade common stock issued in connection with the Merger. The Merger Agreement also provides customary termination and indemnification rights to each of the parties.

The foregoing description of the Merger Agreement is included to provide you with information regarding its terms. It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Merger Agreement, which will be filed as an exhibit on Accolade’s Current Report on Form 8-K following the closing of the Merger.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth above in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02. Up to approximately 9,000,000 shares of the Company’s common stock (the “Shares”) may be, subject to the terms and conditions of the Merger Agreement, issued to former interest holders of PlushCare who are accredited investors. The Shares will be issued pursuant to the exemption from the registration requirements provided in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), for transactions by an issuer not involving any public offering. Accordingly, the offer and sale of the Shares pursuant to the Merger Agreement have not been registered under the Securities Act, and the Shares may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

Item 7.01	Regulation FD Disclosure.

On April 23, 2021, Accolade issued a press release and investor presentation announcing the execution of the Merger Agreement, a copy of which is furnished as Exhibit 99.1.

The information set forth in or incorporated by reference into this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

NOTE REGARDING FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K, including any exhibit hereto, contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements regarding our future growth and our financial outlook. Forward-looking statements are subject to risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. In some cases you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “likely,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or similar expressions and the negatives of those terms.

Important risks and uncertainties that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) risks associated with (a) the possibility that the closing conditions to the transaction with PlushCare may not be satisfied or waived in a timely manner or at all, including that a governmental entity may prohibit, delay or refuse to grant a regulatory approval, (b) the failure to complete or receive the anticipated benefits from the transaction, including due to Accolade’s inability to successfully integrate PlushCare into its business, (c) diverting management attention from ongoing business operations, (d) the commencement or outcome of any legal proceedings that may be instituted against us or PlushCare in connection with the proposed transaction and (f) the effects of the transaction on the combined business, including on operating costs, customer loss and business disruption; (ii) changes in laws and regulations applicable to our or PlushCare’s business model; (iii) changes in market or industry conditions, regulatory environment and receptivity to our or PlushCare’s technology and services; (iv) results of litigation or a security incident; (v) the loss of one or more of our or PlushCare’s key customers or partners; (vi) the impact of COVID-19 on our or PlushCare’s business and results of operation; (vii) changes to our or PlushCare’s abilities to recruit and retain qualified team members; and (viii) the risks described in the other filings Accolade makes with the Securities and Exchange Commission from time to time, including the risks described under the heading “Risk Factors” in Accolade’s Final Prospectus dated April 5, 2021 and its quarterly reports filed on Form 10-Q, which should be read in conjunction with its financial results and forward-looking statements. All forward-looking statements in this Current Report on Form 8-K or any exhibit hereto are based on information available to Accolade as of the date hereof, and it does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release issued by Accolade,Inc. dated April 23, 2021
99.2	Investor Presentation issued by Accolade,Inc., dated April 23, 2021
104	The cover page of this Current Report on Form 8-K,formatted in inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Accolade, Inc.

Dated: April 23, 2021
	By:	/s/ Rajeev Singh
Rajeev Singh
Chief Executive Officer